UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2010
THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-8649 (Commission File Number)	41-0580470 (I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 888-8801
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On October 29, 2010, The Toro Company, a Delaware corporation (“Toro”), entered into a Second Amended and Restated Repurchase Agreement (the “Second Amended Repurchase Agreement”) with Red Iron Acceptance, LLC, a Delaware limited liability company (“Red Iron”) and joint venture established between Toro and TCF Inventory Finance, Inc., a Minnesota corporation and direct subsidiary of TCF National Bank, to provide inventory financing to certain distributors and dealers of products of Toro and certain of its affiliates (“Toro Products”). The Second Amended Repurchase Agreement amends and restates in its entirety that certain Amended and Restated Repurchase Agreement, dated as of January 29, 2010, by and between Toro and Red Iron (the “Prior Agreement”). As with the Prior Agreement, under the Second Amended Repurchase Agreement (i) Toro has certain repurchase obligations with respect to certain Toro Products that are covered by invoices from Toro or certain of its affiliates to dealers and distributors and are repossessed by Red Iron, up to a maximum amount of $7.5 million per calendar year; and (ii) Toro has agreed to certain recourse obligations that are not subject to the $7.5 million maximum amount.
Under the Prior Agreement, transactions between Toro and Red Iron were characterized as a sale of receivables from Toro to Red Iron. The Second Amended Repurchase Agreement includes amendments to more accurately describe such transactions as an advance in the form of a payment by Red Iron to Toro on behalf of a dealer or distributor with respect to invoices financed by Red Iron that extinguish the obligation of the dealer or distributor to make payment to Toro under the terms of the invoice. In addition, the Second Amended Repurchase Agreement includes certain other non-material clarifying amendments to the Prior Agreement to reflect evolving practices between Red Iron and Toro.
The foregoing description of the Second Amended Repurchase Agreement is a summary of material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended Repurchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
2.1	Second Amended and Restated Repurchase Agreement, dated as of October 29, 2010, by and between The Toro Company and Red Iron Acceptance, LLC (filed herewith).*

*	All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)
Date: November 4, 2010	By	/s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1	Second Amended and Restated Repurchase Agreement, dated as of October 29, 2010, by and between The Toro Company and Red Iron Acceptance, LLC (filed herewith).*

*	All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.